UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              April 9, 2013

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

(Exact name of Registrant as specified in its charter)

MARYLAND                         001-33177                22-1897375

(State or other jurisdiction     (Commission        (IRS Employer

of incorporation)                 File Number)            Identification Number)

3499 Route 9N, Suite 3C, Freehold, NJ    07728

(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code         (732) 577-9996

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12

[  ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 9, 2013, the Board of Directors of Monmouth Real Estate Investment Corporation (the “Company”) appointed Michael P. Landy as President and Chief Executive Officer.  In addition to his new role, Michael Landy will continue to serve as Chairman of the Company’s Executive Committee and as a member of the Company’s Board of Directors. Michael Landy succeeds Eugene W. Landy, his father, who has been President and Chief Executive Officer since 1968 and is the Founder of the Company.  Eugene W. Landy continues to serve as Chairman of the Board of Directors.

The Company and Messrs. Eugene W. Landy and Michael P. Landy agreed to amend their employment agreements, reflecting the position changes.  The Company anticipates negotiating new employment agreements with Eugene W. Landy and Michael P. Landy, effective after fiscal year end September 30, 2013.  There is no current change in compensation or benefits.

Michael P. Landy has been with the Company since 2001. He has served as Chief Operating Officer since 2011, Chairman of the Executive Committee since 2010, and has served on the Board of Directors since 2007.  Eugene W. Landy has served as President and Chairman of the Board since 1968 and will continue to be active in management as Chairman of the Board of Directors.

The Company is a REIT specializing in net-leased industrial properties leased to investment grade tenants on long-term leases.  The Company intends to continue this policy

Item 7.01.

Regulation FD Disclosure.

Pursuant to a press release on April 9, 2013, the Company announced a management transition.  A copy of the press release is furnished as an exhibit to this report and is incorporated into this Item 7.01 by reference.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

Description

99.1

Press release dated April 9, 2013

The information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.  Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed incorporated by reference in the filings of the registrant under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monmouth Real Estate Investment Corporation

By: /s/ Kevin Miller

Kevin Miller

Chief Financial Officer, Chief Accounting Officer

Dated:  April 9, 2013

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press release dated April 9, 2013